Exhibit 10.1.1

AMENDMENT
TO AMENDED AND RESTATED
TRUST AGREEMENT

THIS AMENDMENT dated as of May 25, 2000, (this “Amendment”) to the Amended and Restated Trust Agreement, dated as of September 27, 1996 (the “Vehicle Trust Agreement”), is among BMW MANUFACTURING L.P., a Delaware corporation, in its capacity as Beneficiary under the Vehicle Trust Agreement (the “Beneficiary”), BMW FINANCIAL SERVICES NA, LLC (“BMW”), and CHASE MANHATTAN BANK DELAWARE (the “Vehicle Trustee”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Vehicle Trust Agreement.

W I T N E S S E T H

WHEREAS, the Beneficiary and the Vehicle Trustee have established the Trust pursuant to the Vehicle Trust Agreement, for the sole purpose of taking assignments and conveyances of and holding in trust and dealing in, as agent and nominee, various Trust Assets;

WHEREAS, the Vehicle Trust Agreement provides for the issuance, from time to time, of SUBI Portfolios to be held in trust for the benefit of persons designated by the Beneficiary (the “Series Beneficiary”);

WHEREAS, the Vehicle Trust Agreement contemplates that, from time to time, the Vehicle Trustee will create and issue to the Series Beneficiary certificates which evidence “special units of beneficial interest” in the related SUBI Portfolio pursuant to SUBI Supplements (the “Series Certificates”);

WHEREAS, as contemplated in the participation agreements under each Securitized Financing, and pursuant to the operating lease agreements under the Securitized Financings, each Series Beneficiary has leased to the Lessee all of the rights represented by the Series Certificates including, without limitation, the right to give instructions and directions to the Vehicle Trustee;

WHEREAS, Section 10.1 of the Vehicle Trust Agreement permits for an amendment of the Vehicle Trust Agreement by written agreement of the Vehicle Trustee, the Beneficiary, and any other party whose approval is expressly required under any Securitized Financing; and,

WHEREAS, the Parties to the Vehicle Trust Agreement desire to make certain changes to the Vehicle Trust Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1.  Amendment to Section 3.1 of Vehicle Trust Agreement.

(a)

Clause (b) of Section 3.1 of the Vehicle Trust Agreement is hereby deleted in its entirety and in lieu thereof, the following shall be inserted:

(b)

retail lease contracts (such lease contracts, the “Leases”) of automobiles, motorcycles, and sports utility vehicles, together with all accessories, additions and parts constituting a part thereof and all accessions thereto (the “Leased Vehicles”) which leases are or were originated by vehicle dealers (such dealers being referred to herein as “Dealers”) pursuant to dealer agreements (“Dealer Agreements”) entered into with BMW and all proceeds thereof;

SECTION 2. Vehicle Trust Agreement in Full Force and Effect as Amended.  Except as specifically stated herein, all of the terms and conditions of the Vehicle Trust Agreement shall remain in full force and effect.  All references to the Vehicle Trust Agreement in any other document or instrument shall be deemed to mean the Vehicle Trust Agreement, as amended by this Amendment and all references to “Trust Assets” in any other document or instrument shall be deemed to mean the “Trust Assets” as amended by this Amendment.  The parties hereto agree to be bound by the terms and obligations of the Vehicle Trust Agreement, as amended by this Amendment, as though the terms and obligations of the Vehicle Trust Agreement were set forth herein.

SECTION 3.  Effectiveness.  This Amendment shall become effective as of the date hereof, upon execution and delivery by all of the parties hereto;

SECTION 4.  Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BMW MANUFACTURING L.P.,
as Beneficiary
By: BMW FACILITY PARTNERS, LLC

By:

/s/ David Cordero_________

Name: David Cordero

Title: Asst. Secretary

BMW FINANCIAL SERVICES NA, LLC

By:_/s/ Stefan Krause________________

Name: Stefan Krause

Title: President

CHASE MANHATTAN BANK, DELAWARE

By:_/s/ Denis Kelly________________________

Name: Denis Kelly

Title: Assistant Vice President

AMENDMENT TO TRUST AGREEMENT

This Amendment to Trust Agreement (this “Amendment”), dated as of December 1, 2006, is among BMW Manufacturing L.P., as beneficiary (the “Beneficiary”), and The Bank of New York (Delaware), as Trustee (in such capacity as trustee, together with any successors or permitted assigns in trust, the “Trustee”) (together with the Beneficiary and Chase Bank USA, National Association, the “Parties”).

Reference is made to the Trust Agreement, dated as of September 27, 1996, among the Beneficiary and Chase Bank USA, National Association (successor by merger of Chase Manhattan Bank Delaware), as Trustee (the “Original Trustee”) (as amended from time to time, including hereby, the “Trust Agreement”).  Capitalized terms used in this Amendment have the meanings given such terms in the Trust Agreement, as amended hereby, except as provided otherwise herein.

WHEREAS, in all cases, the Original Trustee is succeeded as trustee of the Financial Services Vehicle Trust, a Delaware statutory trust (the “Trust”), by The Bank of New York (Delaware);

WHEREAS, the Beneficiary is the sole beneficiary of the Trust and there are no outstanding SUBI Certificates or SUBI Supplements and no approvals under any Securitized Financing is required in connection with this Amendment; and

WHEREAS, the parties hereto acknowledge that all the estates, properties, rights, powers, duties and trusts of the Original Trustee of the Trust are hereby transferred to and accepted by The Bank of New York (Delaware), as successor Trustee of the Trust.

The parties hereto agree that the Trust Agreement is amended pursuant to Section 10.1 thereof, as set forth below.

1.

Amendment of Section 7.2.  Section 7.2 of the Trust Agreement is hereby amended and replaced with the following:  “Except as otherwise provided in this Agreement, the Trustee under this Agreement shall at all times be (a) a bank or trust company organized under the laws of the United Sates or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $50,000,000, (b) have a principle place of business, or shall have appointed a co-trustee with a principal place of business, in the State of Delaware, and (c) otherwise acceptable to the Beneficiary.”

2.

Amendment of Section 7.7(e).  Section 7.7(e) of the Trust Agreement is hereby amended and replaced with the following:  “The office where the Bank keeps its records concerning the transactions contemplated hereby is located at 100 White Clay Center, Route 273, Newark, Delaware 19711.

3.

Restated Certificate of Trust.  The Bank of New York (Delaware) is hereby authorized to file a restated certificate of trust of the Trust in the form attached hereto as Exhibit A.

4.

Effective Date.  Upon execution by the parties hereto this Amendment shall become effective and be a part of the Trust Agreement for all purposes.  The parties hereto and their respective successors and permitted assigns shall be bound by the terms of this Amendment.

5.

Miscellaneous.

(a)

This Amendment may be executed in any number of counterparts, each of which such executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

(b)

This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and shall for all purposes be governed by, and construed in accordance with, the laws of the State of Delaware.

(c)

The headings of the several sections of this Amendment are for convenience only and shall not affect the construction hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

BMW MANUFACTURING L.P.,
as Beneficiary

By:  BMW Facilities Partners, LLC, its General Partner

By:

_/s/ David Cordero______________

Name:  David Cordero
Title: Assistant Secretary

By:

__/s/ Kevin Healy_______________________

Name:  Kevin Healy
Title:  Assistant Secretary

THE BANK OF NEW YORK (DELAWARE),

as Successor Trustee

By:

/s/ Kristine K. Gullo

Name:  Kristine K. Gullo

Title:  Vice President

CHASE BANK USA, NATIONAL ASSOCIATION,

as Original Trustee

By:

/s/ Diane P. Ledger

Name:  Diane P. Ledger

Title:  Assistant Vice President